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                                                                       EXHIBIT 1

                           AMENDMENT NO. 6 AND WAIVER


         AMENDMENT No. 6 and WAIVER ("THIS AMENDMENT") dated as of November 13, 2000 relating to the Credit Agreement dated as of September 24, 1997 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among UNOVA, INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

         The parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Limited Waiver. (a) Subject to the conditions specified in subsection (b), the Required Banks hereby waive compliance by the Borrower with
Section 5.05 of the Credit Agreement, and any Default arising from its failure to comply with such Section, during the period from and including November 14, 2000 to but not including February 1, 2001.

          (b) The waiver granted pursuant to subsection (a) is subject to the conditions that, and the Borrower hereby agrees that, so long as such waiver remains in effect:

                  (i) the aggregate outstanding principal amount of the Loans shall at no time exceed $245,000,000;

                 (ii)    Consolidated Debt shall at no time exceed $485,000,000;
          and

                (iii) it shall not make any payment in respect of any Debt with the proceeds of the Loans.

          (c) The waiver granted pursuant to subsection (a) shall be limited precisely as written, shall not constitute a waiver of compliance with, or a Default arising under, any provision of the Credit Agreement except Section 5.05 and




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shall not constitute a waiver of compliance with, or of a Default under, Section
5.05 at any time after such waiver ceases to be effective. Such waiver shall cease to be effective at the earlier of (i) 12:01 A.M. (New York City time) on February 1, 2001 and (ii) the time any condition specified in subsection (b) ceases to be met.

                  SECTION 3. Certain Amendments to Credit Agreement. (a) Section
         5.08 of the Credit Agreement is amended by inserting the following new subsection (a) and relettering the succeeding subsections:

                           "(a) Liens created by the collateral documents set
                  forth on Schedule II hereto;"

                  (b) Section 5.07 of the Credit Agreement is amended by inserting the following new clause (i) after the words "exclusive of" in the parenthetical provision and relettering the succeeding clauses:

                           "(i) Debt created by the collateral documents set
                  forth on Schedule II hereto;"

          (c) The Credit Agreement is amended by adding the Collateral Schedule attached to this Amendment as Schedule II to the Credit Agreement.

                  SECTION 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

                  SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                  (a) the Agent shall have received from each of the Borrower and Banks comprising the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;




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                  (b) the Agent shall have received duly executed counterparts of each document set forth in the Collateral Schedule attached hereto, together with evidence reasonably satisfactory to it of the perfection of the Liens created thereby (or arrangements therefor);

                  (c) the Agent shall have received evidence satisfactory to it of the payment by the Borrower of all fees and expenses owed to E&Y Capital Advisors LLC for services rendered to the Borrower at the request of the Agent for the period from October 18, 2000 to the date hereof;

                  (d) the Agent shall have received payment of all fees and expenses payable by the Borrower in connection with this Amendment pursuant to Section 9.03(a) of the Credit Agreement or otherwise; and

                  (e) the Agent shall have received an amendment fee for the account of each Bank from which the Agent shall have received a signed counterpart hereof (or satisfactory confirmation of its signing a counterpart hereof) not later than the date of satisfaction of the condition in clause (a) in an amount equal to 0.125% of such Bank's Commitment.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment to be duly executed as of the date first above written.

                                    UNOVA, INC.


                                    By: /s/ Elmer G. Hull, Jr.
                                        ---------------------------------------
                                        Title: Vice President and Treasurer




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                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                                    By: /s/ Joseph F. Murphy
                                        ----------------------------------------
                                        Title: Vice President


                                    BANK OF AMERICA, N.A.


                                    By: /s/ Dan Farren
                                        ----------------------------------------
                                        Title: Vice President


                                    THE BANK OF NEW YORK


                                    By: /s/ Robert Besser
                                        ----------------------------------------
                                        Title: Vice President


                                    THE CHASE MANHATTAN BANK


                                    By: /s/ William P. Rindfuss
                                        ----------------------------------------
                                        Title: Vice President


                                    CIBC INC.


                                    By: /s/Dominic Sorresso
                                        ----------------------------------------
                                        Title: Executive Director


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: /s/ Stephen C. Price
                                        ----------------------------------------
                                        Title: First Vice President




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                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ Robert N. Finney
                                        ----------------------------------------
                                        Title: Managing Director

                                    By: /s/ William S. Lutkins
                                        ----------------------------------------
                                        Title: Vice President


                                    DRESDNER BANK A.G., NEW YORK
                                    BRANCH AND GRAND CAYMAN BRANCH


                                    By: /s/ Richard Morris
                                        ----------------------------------------
                                        Title: Senior Vice President

                                    By: /s/ Xinyue Jasmine Geffner
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLAND BRANCH


                                    By: /s/ Hans-Josef Thiele
                                        ----------------------------------------
                                        Title: Director

                                    By: /s/ Kirsten Kunz
                                        ----------------------------------------
                                        Title: Vice President


                                    MELLON BANK, N.A.


                                    By: /s/ Andrew T. Kim
                                        ----------------------------------------
                                        Title: Assistant Vice President




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                                    THE NORTHERN TRUST COMPANY


                                    By: /s/ David J. Mitchell
                                        ----------------------------------------
                                        Title: Vice President




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                               COLLATERAL SCHEDULE


1. Guarantee and Security Agreement dated as of November 13, 2000 among UNOVA, Inc., the Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

2. Pledge Agreement dated as of November 13, 2000 between UNOVA, Inc. and Morgan Guaranty Trust Company of New York, as Collateral Agent.